                                                                     EXHIBIT 99

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                     Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:        11/1/2003
COLLECTION PERIOD ENDING:          11/30/2003
PREV. DISTRIBUTION/CLOSE DATE:     11/12/2003
DISTRIBUTION DATE:                 12/12/2003
DAYS OF INTEREST FOR PERIOD:               30
DAYS OF COLLECTION PERIOD                  30
MONTHS SEASONED:                           16


                                                                     ORIGINAL
PURCHASES            UNITS       CUT-OFF DATE    CLOSING DATE      POOL BALANCE
----------------   ----------    ------------    ------------     --------------
INITIAL PURCHASE       57,520     7/31/2002       8/21/2002       879,123,207.32
SUB. PURCHASE #1
SUB. PURCHASE #2
                   ----------    ------------    ------------     --------------
TOTAL                  57,520                                     879,123,207.32


I.    ORIGINAL DEAL PARAMETERS

                             DOLLAR AMOUNT    # OF CONTRACTS
      Original Portfolio :  $879,123,207.32           57,520

                                                         LEGAL FINAL
      Original Securities:   DOLLAR AMOUNT     COUPON     MATURITY
          Class A-1 Notes   $202,000,000.00   1.72313%    9/12/2003
          Class A-2 Notes    231,000,000.00   1.99000%    1/12/2006
          Class A-3 Notes    187,000,000.00   2.62000%    2/12/2007
          Class A-4 Notes    206,374,000.00   3.24000%    8/12/2009
          Class B Notes       52,749,207.32   8.00000%    8/12/2009
                            ---------------
              Total         $879,123,207.32

II.   COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      (1)   Beginning of period Aggregate Principal Balance                                                     (1)  568,130,245.40
                                                                                                                   ----------------
      (2)   Subsequent Receivables Added                                                                        (2)              --
                                                                                                                   ----------------
            Monthly Principal Amounts

            (3)   Principal Portion of Scheduled Payments Received                          (3)  7,345,188.27
                                                                                               --------------
            (4)   Principal Portion of Prepayments Received                                 (4)  6,072,446.56
                                                                                               --------------
            (5)   Principal Portion of Liquidated Receivables                               (5)  6,614,887.85
                                                                                               --------------
            (6)   Aggregate Amount of Cram Down Losses                                      (6)            --
                                                                                               --------------
            (7)   Other Receivables adjustments                                             (7)            --
                                                                                               --------------
            (8)   Total Principal Distributable Amounts                                                         (8)   20,032,522.68
                                                                                                                    ---------------
      (9)   End of Period Aggregate Principal Balance                                                           (9)  548,097,722.72
                                                                                                                    ===============
      (10)  Pool Factor (Line 9 / Original Pool Balance)                                                        (10)        62.3460%
                                                                                                                    ===============

III.  COLLECTION PERIOD NOTE BALANCE CALCULATION:

                                       CLASS A-1       CLASS A-2       CLASS A-3       CLASS A-4        CLASS B          TOTAL
                                    ---------------  --------------  --------------  --------------  -------------  ---------------
      (11)  Original Note Balance   $202,000,000.00  231,000,000.00  187,000,000.00  206,374,000.00  52,749,207.32  $879,123,207.32
                                    ---------------  --------------  --------------  --------------  -------------  ---------------
      (12)  Beginning of period
            Note Balance                         --  106,580,615.95  187,000,000.00  206,374,000.00             --   499,954,615.95
                                    ---------------  --------------  --------------  --------------  -------------  ---------------
      (13)  Noteholders' Principal
            Distributable Amount                 --   17,628,619.96              --              --             --    17,628,619.96
      (14)  Class A Noteholders'
            Accelerated Principal
            Amount                               --              --              --              --                              --
      (15)  Class A Noteholders'
            Principal Carryover
            Amount                               --              --              --              --                              --
      (16)  Policy Claim Amount                  --              --              --              --                              --
                                    ---------------  --------------  --------------  --------------  -------------  ---------------
      (17)  End of period Note
            Balance                              --   88,951,995.99  187,000,000.00  206,374,000.00             --   482,325,995.99
                                    ===============  ==============  ==============  ==============  =============  ===============
      (18)  Note Pool Factors
            (Line 17 / Line 11)              0.0000%        38.5074%       100.0000%       100.0000%        0.0000%         54.8644%

      (19)  Class A Noteholders'
            Ending Note Balance      482,325,995.99

      (20)  Class B Noteholders'
            Ending Note Balance                  --

      (21)  Class A Noteholders'
            Beginning Note Balance   499,954,615.95

      (22)  Class B Noteholders'
            Beginning Note Balance               --

      (23)  Total Noteholders
            Principal Distribution
            for Collection Period     17,628,619.96

      (24)  Total Noteholders
            Interest Distribution
            for Collection Period      1,142,239.32

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                     Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

      (25)  Total Monthly Principal Collection Amounts                                                           (25) 20,032,522.68
                                                                                                                     --------------
      (26)  Required Pro Forma Class A Note Balance (88% x Line 9)                          (26) 482,325,995.99
                                                                                                ---------------
      (27)  Pro Forma Class A Note Balance (Line 21 - Line 8)                               (27) 479,922,093.27
                                                                                                ---------------
      (28)  Step-Down Amount (Max of 0 or (Line 26 - Line 27))                              (28)   2,403,902.72        2,403,902.72
                                                                                                ---------------      --------------
      (29)  Principal Distribution Amount (Line 25 - Line 28)                                                    (29) 17,628,619.96
                                                                                                                     ==============

V.    RECONCILIATION OF COLLECTION ACCOUNT:

            AVAILABLE FUNDS

            (30)  Interest Collections                                                      (30)   7,174,321.39
                                                                                                ---------------
            (31)  Repurchased Loan Proceeds Related to Interest                             (31)             --
                                                                                                ---------------
            (32)  Principal Collections                                                     (32)   7,345,188.27
                                                                                                ---------------
            (33)  Prepayments in Full                                                       (33)   6,072,446.56
                                                                                                ---------------
            (34)  Prepayments in Full Due to Administrative Repurchases                     (34)             --
                                                                                                ---------------
            (35)  Repurchased Loan Proceeds Related to Principal                            (35)             --
                                                                                                ---------------
            (36)  Collection of Supplemental Servicing - Extension and Late Fees            (36)     190,035.36
                                                                                                ---------------
            (37)  Collection of Supplemental Servicing - Repo and Recovery Fees Advanced    (37)             --
                                                                                                ---------------
            (38)  Liquidation Proceeds                                                      (38)   1,740,450.00
                                                                                                ---------------
            (39)  Recoveries from Prior Month Charge-Offs                                   (39)     406,616.37
                                                                                                ---------------
            (40)  Investment Earnings - Collection Account                                  (40)      12,770.25
                                                                                                ---------------
            (41)  Investment Earnings - Spread Account                                      (41)      13,055.30
                                                                                                ---------------
            (42)  Total Available Funds                                                                          (42) 22,954,883.50
                                                                                                                     --------------

            DISTRIBUTIONS:

            (43)  Base Servicing Fee - to Servicer                                          (43)   1,065,244.21
                                                                                                ---------------
            (44)  Supplemental Servicing Fee - to Servicer                                  (44)     371,235.28
                                                                                                ---------------
            (45)  Indenture Trustee Fees                                                    (45)         250.00
                                                                                                ---------------
            (46)  Owner Trustee Fees                                                        (46)             --
                                                                                                ---------------
            (47)  Backup Servicer Fees                                                      (47)             --
                                                                                                ---------------

            NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                                BEGINNING    INTEREST   INTEREST                       CALCULATED
                    CLASS     NOTE BALANCE   CARRYOVER    RATE     DAYS   DAYS BASIS    INTEREST
                  ---------  --------------  ---------  --------   ----  ------------  ----------
            (48)  Class A-1              --         --   1.72313%    30  Act.Days/360          --                (48)            --
                                                                                                                     --------------
            (49)  Class A-2  106,580,615.95         --   1.99000%    30     30/360     176,746.19                (49)    176,746.19
                                                                                                                     --------------
            (50)  Class A-3  187,000,000.00         --   2.62000%    30     30/360     408,283.33                (50)    408,283.33
                                                                                                                     --------------
            (51)  Class A-4  206,374,000.00         --   3.24000%    30     30/360     557,209.80                (51)    557,209.80
                                                                                                                     --------------
            (52)  Class B                --         --   8.00000%    30     30/360             --                (52)            --
                                                                                                                     --------------

            NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                                                                  MANDATORY
                               PRINCIPAL    PRINCIPAL    EXCESS      NOTE                  TOTAL
                    CLASS    DISTRIBUTION   CARRYOVER  PRIN. DUE  PREPAYMENT             PRINCIPAL
                  ---------  -------------  ---------  ---------  ----------  -------  -------------
            (53)  Class A-1             --         --         --          --       --             --             (53)            --
                                                                                                                     --------------
            (54)  Class A-2  17,628,619.96         --         --          --       --  17,628,619.96             (54) 17,628,619.96
                                                                                                                     --------------
            (55)  Class A-3             --         --         --          --       --             --             (55)            --
                                                                                                                     --------------
            (56)  Class A-4             --         --         --          --       --             --             (56)            --
                                                                                                                     --------------
            (57)  Class B               --         --         --          --       --             --             (57)            --
                                                                                                                     --------------

            (58)  Insurer Premiums - to AMBAC                                               (58)      92,446.00
                                                                                                ---------------
            (59)  Total Distributions                                                                            (59) 20,300,034.77
                                                                                                                     --------------
      (60)  Excess Available Funds (or Premium Claim Amount)                                                     (60)  2,654,848.73
                                                                                                                     --------------
      (61)  Deposit to Spread Account to Increase to Required Level                                              (61)            --
                                                                                                                     --------------
      (62)  Amount available for Noteholders' Accelerated Principle Amount                                       (62)            --
                                                                                                                     --------------
      (63)  Amount available for Deposit into the Note Distribution Account                                      (63)  2,654,848.73
                                                                                                                     --------------

VI.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

      (64)  Excess Available Funds After Amount to Increase Spread to Required
            Level (Line 60 - Line 61)                                                       (64)   2,654,848.73
                                                                                                ---------------
      (65)  Spread Account Balance in Excess of Required Spread Balance                     (65)     600,975.68
                                                                                                ---------------
      (66)  Total Excess Funds Available                                                    (66)   3,255,824.41
                                                                                                ---------------
      (67)  Pro Forma Class A Note Balance (Line 21 - Line 8)                               (67) 479,922,093.27
                                                                                                ---------------
      (68)  Required Pro Forma Class A Note Balance (88% x Line 9)                          (68) 482,325,995.99
                                                                                                ---------------
      (69)  Excess of Pro Forma Balance over Required Balance (Line 67 - Line 68)           (69)             --
                                                                                                ---------------
      (70)  Lesser of (Line 68) or (Line 69)                                                (70)             --
                                                                                                ---------------
      (71)  Accelerated Principal Amount (Lesser of Line 66 or 70)                                               (71)            --
                                                                                                                     --------------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                     Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

VII.  RECONCILIATION OF SPREAD ACCOUNT:                                    INITIAL DEPOSIT                              TOTAL
                                                                           ---------------                       ------------------
      (72)        INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS              26,373,696.22                            26,373,696.22
                                                                           ---------------                       ------------------
      (73)        BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                     (73) 17,043,907.36
                                                                                                                 ------------------
                  ADDITIONS TO SPREAD ACCOUNT

            (74)  Deposit from Collection Account (Line 61)                                 (74)             --
                                                                                                ---------------
            (75)  Investments Earnings                                                      (75)      13,055.30
                                                                                                ---------------
            (76)  Deposits Related to Subsequent Receivables Purchases                      (76)             --
                                                                                                ---------------
            (77)  Total Additions                                                                                (77)     13,055.30
                                                                                                                     --------------

                  SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS                                               (78)  17,056,962.66
                                                                                                                     --------------
                  AND SPREAD ACCOUNT REQUIREMENT AMOUNT

            (79)  3% of the Ending Pool Balance (3% x Line 9)                               (79)  16,442,931.68
                                                                                                ---------------
            (80)  Floor Amount (1.5% of Original Pool Balance)               13,186,848.11  (80)             --
                                                                           ---------------      ---------------
            (81)  If a Spread Cap Event exists then 6% of the Ending
                  Pool Balance                                                          --  (81)             --
                                                                           ---------------      ---------------
            (82)  If a Trigger Event exists then an unlimited amount
                  as determined by the Controlling Party                                    (82)             --
                                                                                                ---------------
            (83)  Spread Account Requirement                                                                     (83) 16,442,931.68
                                                                                                                     --------------

                  WITHDRAWALS FROM SPREAD ACCOUNT

            (84)  Withdrawal pursuant to Section 5.1(b) (Transfer
                  Investment Earnings to the Collection Account)                            (84)      13,055.30
                                                                                                ---------------
            (85)  Withdrawal pursuant to Section 5.7(Spread Account
                  Draw Amount)                                                              (85)             --
                                                                                                ---------------
            (86)  Withdrawal pursuant to Section 5.7(b)(x) (Unpaid
                  amounts owed to the Insurer)                                              (86)             --
                                                                                                ---------------
            (87)  Withdrawal pursuant to Section 5.7(b)(xiii) (Other
                  unpaid amounts owed to the Insurer)                                       (87)             --
                                                                                                ---------------
            (88)  Withdrawal pursuant to Section 5.7(b)(xiv) (Note
                  Distribution Account - Class A Noteholders'
                  Accelerated Principal Amount)                                             (88)             --
                                                                                                ---------------
            (89)  Withdrawal pursuant to Section 5.7(b)(xv) (Note
                  Distribution Account - Class B Noteholders'
                  Principal or to the Certificateholder)                                    (89)     600,975.68
                                                                                                ---------------

            (90)  Total Withdrawals                                                         (90)     614,030.98
                                                                                                ---------------
                                                                                                                 (91)    614,030.98
                                                                                                                     --------------

                  END OF PERIOD SPREAD ACCOUNT BALANCE                                                           (92) 16,442,931.68
                                                                                                                     --------------

VIII. CALCULATION OF OC LEVEL AND OC PERCENTAGE

            (93)  Aggregate Principal Balance                                               (93) 548,097,722.72
                                                                                                ---------------
            (94)  End of Period Class A Note Balance                                        (94) 482,325,995.99
                                                                                                ---------------
            (95)  Line 93 less Line 94                                                      (95)  65,771,726.73
                                                                                                ---------------
            (96)  OC Level (Line 95 / Line 93)                                              (96)          12.00%
                                                                                                ---------------
            (97)  Ending Spread Balance as of a percentage of
                  Aggregate Principal Balance (Line 92 / Line 93)                           (97)           3.00%
                                                                                                ---------------
            (98)  OC Percentage (Line 96 + Line 97)                                                              (98)         15.00%
                                                                                                                     --------------

IX.   AMOUNTS DUE TO CERTIFICATEHOLDER

            (99)  Beginning of Period Class B Noteholder Balance                                                 (99)          0.00

            (100) Funds Available to the Class B Noteholder                                                      (100) 3,255,824.41

            (101) Remaining Balance to the Certificateholder                                                     (101) 3,255,824.41

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:    (S)/Mike Wilhelms
       -------------------------------------------
Name:  Mike Wilhelms
       -------------------------------------------
Title: Sr. VP & Chief Financial Officer
       -------------------------------------------
Date:  4-Dec-2003
       -------------------------------------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

COLLECTION PERIOD BEGINNING:       11/01/2003
COLLECTION PERIOD ENDING:          11/30/2003
PREV. DISTRIBUTION/CLOSE DATE:     11/12/2003
DISTRIBUTION DATE:                 12/12/2003
DAYS OF INTEREST FOR PERIOD:               30
DAYS IN COLLECTION PERIOD:                 30
MONTHS SEASONED:                           16




Original Pool Balance                                          $ 879,123,207.32

Beginning of Period Pool Balance                                 568,130,245.40
Principal Reduction during preceding Collection Period            20,032,522.68
End of Period Pool Balance                                     $ 548,097,722.72

I.    COLLECTION PERIOD NOTE BALANCE CALCULATION:

                                   CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4         CLASS B         TOTAL
                                ---------------  ---------------  ---------------  ---------------  --------------  ---------------
  (1)  Original Note Balance (1)$202,000,000.00  $231,000,000.00  $187,000,000.00  $206,374,000.00  $52,749,207.32  $879,123,207.32
                                ---------------  ---------------  ---------------  ---------------  --------------  ---------------
  (2)  Beginning of Period
       Note Balance          (2)           0.00   106,580,615.95   187,000,000.00   206,374,000.00            0.00   499,954,615.95

  (3)  Note Principal
       Payments              (3)           0.00    17,628,619.96             0.00             0.00            0.00    17,628,619.96

  (4)  Preliminary End of
       period Note Balance   (4)           0.00    88,951,995.99   187,000,000.00   206,374,000.00            0.00   482,325,995.99
                                ---------------  ---------------  ---------------  ---------------  --------------  ---------------
  (5)  Policy Claim Amount   (5)           0.00             0.00             0.00             0.00            0.00             0.00

  (6)  End of period Note
       Balance               (6)           0.00    88,951,995.99   187,000,000.00   206,374,000.00            0.00   482,325,995.99
                                ===============  ===============  ===============  ===============  ==============  ===============
  (7)  Note Pool Factors
       (6) / (1)             (7)      0.0000000%      38.5073576%     100.0000000%     100.0000000%      0.0000000%      54.8644367%
                                ===============  ===============  ===============  ===============  ==============  ===============

II.   NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT

                                   CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4         CLASS B         TOTAL
                                ---------------  ---------------  ---------------  ---------------  --------------  ---------------
  (8)  Note Interest
       Payments              (8)           0.00       176,746.19       408,283.33       557,209.80            0.00     1,142,239.32

  (9)  Interest Carryover
       Amount                (9)           0.00             0.00             0.00             0.00            0.00             0.00

III.  DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE

                                   CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4         CLASS B         TOTAL
                                ---------------  ---------------  ---------------  ---------------  --------------  ---------------
  (10) Principal
       Distribution         (10)             --            76.31             0.00             0.00            0.00            76.31

  (11) Interest
       Distribution         (11)           1.66               --             2.18             2.70            0.00             6.54
                                ---------------  ---------------  ---------------  ---------------  --------------  ---------------
  (12) Total Distribution
       (10) + (11)          (12)           0.00            77.97             2.18             2.70            0.00            82.86

IV.   SERVICING FEE PAID TO THE SERVICER

  (13) Base Servicing Fee Paid for the Prior Collection Period                                                    $    1,065,244.21
  (14) Supplemental Servicing Fee Paid for the Prior Collection Period                                                   371,235.28
                                                                                                                  -----------------
  (15) Total Fees Paid to the Servicer                                                                            $    1,436,479.49

V.    COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

                                                                                       CUMULATIVE                       MONTHLY
                                                                                     --------------                 --------------
  (16) Original Number of Receivables                                            (16)        57,520
                                                                                     --------------                 --------------
  (17) Beginning of period number of Receivables                                 (17)        44,277                         44,277
  (18) Number of Subsequent Receivables Purchased                                (18)             0                              0
  (19) Number of Receivables becoming Liquidated Receivables during period       (19)         5,870                            535
  (20) Number of Receivables becoming Purchased Receivables during period        (20)             7                              0
  (21) Number of Receivables paid off during period                              (21)         8,422                            521
                                                                                     --------------                 --------------
  (22) End of period number of Receivables                                       (22)        43,221                         43,221

VI.   STATISTICAL DATA: (CURRENT AND HISTORICAL)

                                                                                        ORIGINAL      PREV. MONTH      CURRENT
                                                                                     --------------  -------------  --------------
  (23) Weighted Average APR of the Receivables                                   (23)         18.03%         17.98%          17.97%
  (24) Weighted Average Remaining Term of the Receivables                        (24)          60.3           46.5            45.7
  (25) Weighted Average Original Term of Receivables                             (25)          64.7           64.9            64.9
  (26) Average Receivable Balance                                                (26)       $15,284        $12,831         $12,681
  (27) Aggregate Realized Losses                                                 (27)            $0     $4,388,670      $4,467,821

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

VII.  DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)

       Receivables with Scheduled Payment delinquent                                      UNITS         DOLLARS      PERCENTAGE
                                                                                     --------------  -------------  --------------
  (28)      31-60 days                                                           (28)         2,987    $38,956,588            7.11%
  (29)      61-90 days                                                           (29)           944     12,088,184            2.21%
  (30)      over 90 days                                                         (30)           654      8,749,867            1.60%
                                                                                     --------------  -------------  --------------
  (31)      Receivables with Scheduled Payment delinquent more than 30 days
            at end of period                                                     (31)         4,585    $59,794,640           10.91%

VIII. NET LOSS RATE: (PRECEDING COLLECTION PERIOD)

  (32) Total Net Liquidation Losses for the preceding Collection Period                                          (32)  4,467,821.48
  (33) Beginning of Period Pool Balance                                                                          (33)568,130,245.40
  (34) Net Loss Rate                                                                                             (34)          0.79%

IX.   MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)

  (35) Aggregate Principal Balance of Receivables extended during the preceding
       collection period                                                                                         (35) 12,871,885.19
  (36) Beginning of Period Pool Balance                                                                          (36)568,130,245.40
  (37) Monthly Extension Rate                                                                                    (37)          2.27%

X.    PERFORMANCE TESTS:

  DELINQUENCY RATE

       (38) Receivables with Scheduled Payment delinquent > 60 days at end of
            preceding collection period ( 29 + 30 )                                         (38)$ 20,838,051.78
                                                                                                ---------------
       (39) End of period Principal Balance                                                 (39) 548,097,722.72
                                                                                                ---------------
       (40) Delinquency Ratio (38) divided by (39)                                                               (40)          3.80%
                                                                                                                     --------------
       (41) Delinquency Rate Trigger Level for the Preceding Collection Period                                   (41)         11.50%
                                                                                                                     --------------
       (42) Preceding Collection Period Delinquency Rate Compliance                                              (42)          PASS
                                                                                                                     --------------

  ROLLING AVERAGE NET LOSS RATE

       (43) Net Loss Rate in Preceding Collection Period                                    (43)           0.79%
                                                                                                ---------------
       (44) Net Loss Rate in Second Preceding Collection Period                             (44)           0.74%
                                                                                                ---------------
       (45) Net Loss Rate in Third Preceding Collection Period                              (45)           0.65%
                                                                                                ---------------
       (46) Rolling Average Net Loss Rate ((43) +(44) +(45)) / 3                                                 (46)          0.73%
                                                                                                                     --------------
       (47) Rolling Average Net Loss Rate Trigger Level for the Preceding
            Collection Period                                                                                    (47)         16.00%
                                                                                                                     --------------
       (48) Preceding Collection Period Rolling Average Net Loss Rate Compliance                                 (48)          PASS
                                                                                                                     --------------


  AVERAGE MONTHLY EXTENSION RATE

       (49) Principal Balance of Receivables extended during preceding
            Collection Period                                                               (49)           2.27%
                                                                                                ---------------
       (50) Principal Balance of Receivables extended during the Second
            Preceding Collection Period                                                     (50)           2.29%
                                                                                                ---------------
       (51) Principal Balance of Receivables extended during the Third
            Preceding Collection Period                                                     (51)           2.06%
                                                                                                ---------------

       (52) Average Monthly Extension Rate ((49) +(50) +(51)) / 3                                                (52)          2.21%
                                                                                                                     --------------
       (53) Average Monthly Extension Rate Compliance
            (Extension Rate Maximum = 4%)                                                                        (53)          PASS
                                                                                                                     --------------

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:    (S)/Mike Wilhelms
       -------------------------------------------
Name:  Mike Wilhelms
       -------------------------------------------
Title: Sr. VP & Chief Financial Officer
       -------------------------------------------
Date:  4-Dec-2003
       -------------------------------------------